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                                                                 EXHIBIT 23.1



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 1996 included in MRV Communications' Form 10-K and Form 10-K/A for the year ended December 31, 1995 and to all references to our Firm included in this registration statement.



                                          /s/ Arthur Andersen

                                              ARTHUR ANDERSEN LLP


Los Angeles, California
December 4, 1996